UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05549

Reynolds Funds, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
3565 South Las Vegas Blvd., #403
Las Vegas, NV 89109
(Name and address of agent for service)

(415) 265-7167
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period:  September 30, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2014

REYNOLDS
BLUE CHIP
GROWTH FUND

Seeking Long-Term Capital Appreciation

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

REYNOLDS BLUE CHIP GROWTH FUND

November 25, 2014
Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 26th Anniversary
The Reynolds Blue Chip Growth Fund celebrated its 26th Anniversary this summer.  It began operations on August 12, 1988.

Performance Highlights (September 30, 2014)
The annualized average total returns of the Reynolds Blue Chip Growth Fund (the “Fund” or the “Blue Chip Fund”) for the 1-year, 3-year, 5-year, 10-year periods and since inception (August 12, 1988) through September 30, 2014 were +11.01%, +19.92%, +13.88%, +11.58% and +8.84%, respectively.  The annualized average total returns for the Fund’s benchmark, the Standard & Poor’s 500 Index, for the 1-year, 3-year, 5-year, 10-year periods and since inception (August 12, 1988) through September 30, 2014 were +19.73%, +22.99%, +15.70%, +8.11% and +10.43%, respectively.  The performance of the Reynolds Blue Chip Growth Fund was +1.84% in the nine months ended September 30, 2014. The performance of the Standard & Poor’s 500 Index was +8.34% in the nine months ended September 30, 2014.

■ Reynolds Blue Chip Growth Fund
■Standard & Poor’s 500(1)

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding.)  Stocks may be added or deleted from the Index from time to time.

____________

As stated in the Prospectus dated January 31, 2014 the expense ratio of the Fund is 1.59%.
____________
Web Site
Our website is reynoldsfunds.com. At our website you can access current information about your investment holdings.  You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665.  You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value.  Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund.  Also, detailed statistics and graphs of past performances from a link to Morningstar for the Blue Chip Fund.

Investment Strategy
We believe that stocks are currently selling at attractive valuations based on historical valuation measures.  One of these valuation measures is a company’s price earnings ratio (the “PE ratio”) relative to inflation, interest rates and the economic outlook.  Another valuation measure is a company’s price earnings ratio relative to its forecasted earnings growth rate (the “PEG ratio”).  Many stocks of high quality companies are currently selling at PE ratios and PEG ratios below their average historical ranges and we believe that they are attractively valued.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued so far in 2014.  The U.S. economic recovery has been affected by a number of secular factors that are altering the pace and composition of growth.  The economy in 2014 has been affected by low inflation, slightly slowing consumer spending and a higher saving rate, higher consumer confidence, higher than normal unemployment, greater prudence and less speculation in lending; and until recently by subpar growth.  The U.S. economy is growing, but until recently at a lower than ideal rate.  For example, growth of 3.0% or better is needed to meaningfully reduce unemployment, which is currently around 5.8%.  The Federal Reserve’s third round of economic stimulus, which involved purchasing open-ended mortgage-backed securities, recently ended.  This stimulus lowered longer term interest rates and added to economic growth.  U.S. Gross Domestic Product (GDP) increased 2.2% in 2013, 2.3% in 2012 and 1.8% in 2011. GDP decreased at an inflation-adjusted annual rate of 2.1% in the quarter ended March 31, 2014. This was partly caused by particularly cold weather. GDP increased at an inflation-adjusted annual rate of 4.6% in the quarter ended June 30, 2014.  This strong growth was partially caused by a rebound from the poor first quarter growth. GDP increased at an estimated inflation-adjusted annual rate of 3.5% in the quarter ended September 30, 2014. Third quarter GDP growth was stronger than forecasted. GDP is estimated to increase at an inflation-adjusted annual rate of 1.6% in the quarter ended December 31, 2014 and 2.2% for calendar 2014.  For 2015, the outlook remains for slower than ideal growth, accompanied by somewhat higher than normal unemployment, low inflation, a strong private sector and a weaker public sector.  The economy will continue to be characterized by fiscal deficits.  The U.S. economy is forecast to increase 2.7% in calendar 2015.

U.S. inflation numbers have been helped in the last few years by global competition and technology innovations that are helping to lower production and distribution costs. Inflation, as measured by the Consumer Price Index, increased 1.5% in 2013, 2.1% in 2012 and 3.1% in 2011. U.S. inflation is forecast to increase 1.7% for the year ended December 31, 2014 and to increase 1.8% for the year ended December 31, 2015.

There are some current and potential economic and investment negatives at the present time including: (1) worldwide economic growth continues at a slower than ideal rate; (2) growth in the Euro-zone has recently slowed and been flat; (3) unemployment at 5.8% is still high, although continuing to improve; (4) mortgage rates are low, but mortgage credit is still somewhat tight; (5) a widening disparity between higher and lower income levels; and (6) problems with Russia and the Ukraine, the Middle East, Hong Kong and other parts of the world including possible effects on worldwide trade.

Some current and potential economic and investment positives are: (1) monetary policy and financial conditions generally are very supportive of growth; (2) fiscal drag, while still present, is much reduced; (3) public spending should rebound, following the reduction of the federal deficit and significant surpluses at the states level; (4) the economy has grown in the last twenty quarters and growth should improve for the rest of 2014 and in 2015; (5) many companies have recently reported better than expected third quarter earnings and revenues; (6) the rise in residential property values and in stock market prices has added to net worth and households have strengthened their balance sheets; (7) employment and payrolls are increasing with unemployment currently at 5.9%, the lowest in more than five years; (8) Federal Reserve policy makers have said that they will keep interest rates low until the labor market improves further; (9) consumer confidence is at the highest level in seven years; (10) gasoline prices are lower; (11) manufacturing remains strong; (12) there has been an increase in the willingness of companies to commit capital as evidenced by the increase in merger and acquisition activity; (13) businesses have been able to use the credit markets to strengthen their balance sheets; (14) current valuations of stocks are below the midpoint of the historical average taking into consideration inflation and interest rates; (15) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries; (16) Japan recently announced major stimulus; and (17) central banks worldwide continue with monetary stimulus to boost growth.

The World Economy
The global economic recovery that started in mid-2009 is continuing in 2014, although at a low rate. The World Economy is forecast to increase 3.2% in 2014 and increase 3.4% in 2015 after increasing 3.0% in 2013, 2.7% in 2012 and 4.0% in 2011.

Growth in the Euro-zone has recently slowed and currently is flat. There are very few inflationary pressures in the Eurozone at present. The Eurozone’s GDP is forecast to increase 0.8% in 2014 and increase 1.0% in 2015, after decreasing 0.4% in 2013, decreasing 0.5% in 2012 and increasing 1.5% in 2011. The United Kingdom is currently the strongest economy in the Eurozone.  The United Kingdom’s GDP is forecast to increase 3.0% in 2014 and increase 2.6% in 2015, after increasing 1.7% in 2013, 0.3% in 2012 and 0.7% in 2011.

Among larger industrialized economies, Canada’s GDP is forecast to increase 2.4% in 2014 and increase 2.8% in 2015, after increasing 2.0% in 2013, 1.8% in 2012 and 2.5% in 2011. Japan’s GDP is forecast to increase 0.9% in 2014 and increase 1.2% in 2015, after increasing 1.5% in 2013, 1.9% in 2012 and decreasing 0.7% in 2011.  Korea’s GDP is forecast to increase 3.4% in 2014 and increase 3.5% in 2015, after increasing 3.0% in 2013, 2.0% in 2012 and 3.6% in 2011.

The biggest developing economies are many times referred to as the “BRIC” economy, which is short for Brazil, Russia, India, and China. These economies are currently and are forecast to grow slower than was estimated six months ago.

China has the strongest growth among “developing economies”. China’s population is approximately 19% of the world’s total population of approximately 7.3 billion.  In the second quarter of 2010, China overtook Japan and became the world’s second largest economy after the U.S.  It is the world’s fastest growing major economy.  Many economists believe that China has a particularly good long-term outlook.  Near term, however, there have been cross currents in China’s economic outlook.  China’s GDP is forecast to increase 7.3% in 2014 and increase 6.8% in 2015, after increasing 7.7% in 2013, 7.7% in 2012 and 6.4% in 2011.

India’s population is approximately 17% of the world’s population.  It is the world’s second fastest growing major economy.  India’s GDP is forecast to increase 5.5% in 2014 and 5.7% in 2015, after increasing 4.6% in 2013, 5.0% in 2012 and 6.6% in 2011.

Brazil is Latin America’s biggest economy. GDP is forecast to decrease -0.1% in 2014 and increase 1.7% in 2015 after increasing 2.3% in 2013, 0.9% in 2012 and 2.7% in 2011.  Russia’s GDP is forecast to increase 0.4% in 2014 and increase 0.5% in 2015, after increasing 1.0% in 2013, 3.4% in 2012 and 4.3% in 2011.

Many worldwide larger multinational companies should be well positioned to benefit long-term from worldwide growth. The long-term strategy of the Reynolds Blue Chip Growth Fund is to be structured to benefit from this worldwide growth by investing in many of these leading multinational growth companies. The Blue Chip Fund is positioned to participate in long-term worldwide growth trends through investments in multinational U.S. headquartered companies.  In addition, the Fund has investments in leading foreign headquartered companies, whose stocks in the form of American Depositary Receipts (ADRs) trade in the United States.  These ADRs are denominated in dollars and they must use U.S. GAAP (Generally Accepted Accounting Principles) accounting to qualify as an ADR.  The Blue Chip Fund may hold up to 35% of its assets in ADRs.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations.  A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price.  Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.  The Fund temporarily had a higher than normal cash position at the end of its fiscal year, due to concern regarding socio-economic and geopolitical events.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “blue chip” growth companies.  These companies are defined as companies with a minimum market capitalization of $1 billion.  In the long-term these companies build value as their earnings grow.  This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(2) as of September 30, 2014

(2)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations
Long-term interest rates remain near historically low levels.  Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.
(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.
(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC.  This Fund is offered as a money market alternative to our shareholders.  The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund.  This Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund
Reynoldsfunds.com website:  You can access current information about your investment holdings via our website, reynoldsfunds.com.  You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value.  Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund.  Also, detailed statistics and graphs of past performances from a link to Morningstar for the Blue Chip Fund.

For automatic current daily net asset values:  Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”.  The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information:  Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions:  Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency:  Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly.  In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs.  These transactions are: (1) statements are sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements are sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting:  Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January.  The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment:  $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans:  All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan:  There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds.  This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan:  For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing:  Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund:  As often as desired – no charge.

NASDAQ symbols:  Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager:  Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load:  No front-end sales commissions or deferred sales charges (“loads”) are charged.  Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder.  These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment.  These fees reduce a shareholder’s return.  The Reynolds Blue Chip Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders.  We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President
____________

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

Investors in the Fund may lose money.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, and Portfolio Turnover Risk.  For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2014.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Reynolds Blue Chip Growth Fund, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/14	Value 9/30/14	Period* 4/1/14-9/30/14
Reynolds Blue Chip Growth Fund Actual	$1,000.00	$1,019.30	$8.25
Hypothetical (5% return before expenses)	$1,000.00	$1,016.90	$8.24

*
Expenses are equal to the Fund’s annualized expense ratio of 1.63% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2014 and September 30, 2014).

Reynolds Blue Chip Growth Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The Reynolds Blue Chip Growth Fund and the Standard & Poor’s 500 Index (the Blue Chip Fund’s benchmark) both appreciated during the Fund’s fiscal year (twelve months ended September 30, 2014).  This was due to many reasons including: (1) equities were still good value due to their decline during the recession that ended in the quarter ended June 30, 2009 even though they had appreciated since the recession ended; (2) interest rates were at historically low levels; and (3) the positive effects of the stimulus program. The Reynolds Blue Chip Growth Fund underperformed the Standard & Poor’s 500 Index (the Fund’s benchmark) in fiscal 2014 ended September 30, 2014. One reason for this was that some industries that outperformed the market were lower weightings in the Blue Chip Fund. An example of this was Utilities. Some industries that were held in the Blue Chip Fund that underperformed the Index were (1) Building, (2) Chemicals, (3) Computers, (4) Energy, (5) Insurance, (6) Machinery, (7) Metals & Mining, and (8) Semiconductors. In addition, some of the Fund’s largest holdings underperformed the benchmark.  Some of these largest holdings that underperformed were:  (1) Amazon.com, Inc., (2) Google, Inc., (3) Starbuck’s, and (4) Whole Foods Market.  Some of the Blue Chip Fund’s strongest industry performers during this period were: (1) Airlines, (2) Biotechnology, (3) Health, (4) Internet, and (5) Railroads.  In addition, good individual stock selection was an important contributor to the Blue Chip Fund’s  performance.  Examples were: (1) Alexion Pharmaceuticals, Inc., (2) American Airlines Group, Inc., (3) Apple, Inc., (4) Baidu, Inc., (5) Biogen Idec, Inc., (6) Celgene Corporation, (7) Delta Airlines, Inc., (8) Domino’s Pizza, Inc., (9) Expedia, Inc., (10) Facebook, Inc., (11) Gilead Sciences, Inc., (12) Hanesbrands, Inc., (13) Netflix, Inc., (14) Skyworks Solutions, Inc., (15) Southwest Airlines Company, (16) Tesla Motors, Inc., (17) Union Pacific Corporation, (18) The Walt Disney Company, and (19) Zillow, Inc.  Also, contributing to the Reynolds Blue Chip Growth Fund’s positive performance during the period were several companies held in the Fund that were acquired during this period. Examples of this were: NYSE Euronext and Questcor Pharmaceuticals.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)

AVERAGE ANNUAL TOTAL RETURN
1-YEAR	5-YEAR	10-YEAR
11.01%	13.88%	11.58%

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The S&P 500 is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

ASSETS:
Investments in securities, at value (cost $79,602,783)	$117,130,471
Cash	40,833,181
Receivable from investments sold	8,727,062
Dividends receivable	61,992
Receivable from shareholders for purchases	59,669
Prepaid expenses	48,493
Total assets	166,860,868
LIABILITIES:
Payable to shareholders for redemptions	2,102,467
Payable for investments purchased	1,540,206
Payable to adviser for management fees	139,285
Payable for distribution expenses	25,057
Other liabilities	123,428
Total liabilities	3,930,443
NET ASSETS	$162,930,425
NET ASSETS CONSIST OF:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 2,147,686 shares outstanding	$94,228,282
Net unrealized appreciation on investments	37,527,688
Accumulated undistributed net realized gain on investments	31,174,533
Accumulated undistributed net investment loss	(78)
Net assets	$162,930,425
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($162,930,425 ÷ 2,147,686 shares outstanding)	$75.86

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2014

Shares		Value
LONG-TERM INVESTMENTS — 71.9% (a)
COMMON STOCKS — 71.7% (a)
	Aerospace & Defense — 1.1%
2,000	The Boeing Company	$254,760
3,400	General Dynamics Corporation	432,106
300	Lockheed Martin Corporation	54,834
4,500	Northrop Grumman Corporation	592,920
300	Precision Castparts Corporation	71,064
3,500	Rockwell Collins, Inc.	274,750
2,000	Spirit AeroSystems
	Holdings, Inc., Class A*	76,120
400	United Technologies Corporation	42,240
		1,798,794
	Air Freight & Logistics — 0.7%
2,900	C.H. Robinson Worldwide, Inc.	192,328
4,600	FedEx Corporation	742,670
1,400	United Parcel Service, Inc., Class B	137,606
		1,072,604
	Airlines — 3.0%
9,700	Alaska Air Group, Inc.	422,338
5,500	Allegiant Travel Company	680,130
5,700	American Airlines Group, Inc.	202,236
19,500	Delta Air Lines, Inc.	704,925
25,400	Hawaiian Holdings, Inc.*	341,630
7,700	JetBlue Airways Corporation*	81,774
49,300	Southwest Airlines Company	1,664,861

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value
LONG-TERM INVESTMENTS — 71.9% (a) (Continued)
COMMON STOCKS — 71.7% (a) (Continued)
	Airlines — 3.0% (Continued)
8,900	Spirit Airlines, Inc.*	$615,346
3,600	United Continental Holdings, Inc.*	168,444
		4,881,684
	Auto Components — 0.0%
1,700	Gentherm, Inc.*	71,791

	Automobiles — 0.6%
2,100	Tata Motors, Ltd. - SP-ADR	91,791
3,650	Tesla Motors, Inc.*	885,782
400	TOYOTA MOTOR CORPORATION - SP-ADR	47,012
		1,024,585
	Banks — 0.5%
13,200	Bank of America Corporation	225,060
1,700	Citigroup, Inc.	88,094
4,300	JPMorgan Chase & Company	259,032
900	PNC Financial Services Group, Inc.	77,022
4,300	Wells Fargo & Company	223,041
		872,249
	Beverages — 0.8%
2,000	The Coca-Cola Company	85,320
9,600	Dr. Pepper Snapple Group, Inc.	617,376
1,000	Molson Coors Brewing Company, Class B	74,440
1,500	Monster Beverage Corporation*	137,505
4,500	PepsiCo, Inc.	418,905
		1,333,546
	Biotechnology — 5.5%
9,000	Achillion Pharmaceuticals, Inc.*	89,820
3,900	Alexion Pharmaceuticals, Inc.*	646,698
5,400	Alkermes plc*	231,498
4,900	Amgen, Inc.	688,254
3,900	BioCryst Pharmaceuticals, Inc.*	38,142
2,800	Biogen Idec, Inc.*	926,268
2,100	BioMarin Pharmaceutical, Inc.*	151,536
12,900	Celgene Corporation*	1,222,662
22,300	Gilead Sciences, Inc.*	2,373,835
5,300	Incyte Corporation*	259,965
7,200	Isis Pharmaceuticals, Inc.*	279,576
2,800	Medivation, Inc.*	276,836
10,000	Peregrine Pharmaceuticals, Inc.*	13,600
3,700	Pharmacyclics, Inc.*	434,491
200	Puma Biotechnology, Inc.*	47,714
1,500	Regeneron Pharmaceuticals, Inc.*	540,780
5,800	Repligen Corporation*	115,478
3,800	Sarepta Therapeutics, Inc.*	80,180
1,900	Seattle Genetics, Inc.*	70,642
1,500	United Therapeutics Corporation*	192,975
1,800	Vertex Pharmaceuticals, Inc.*	202,158
		8,883,108
	Capital Markets — 3.7%
3,100	Ameriprise Financial, Inc.	382,478
5,300	The Bank of New York
	Mellon Corporation	205,269
1,100	BlackRock, Inc.	361,152
22,200	The Charles Schwab Corporation	652,458
11,800	E*TRADE Financial Corporation*	266,562
2,100	Franklin Resources, Inc.	114,681
5,400	The Goldman Sachs Group, Inc.	991,278
7,900	Invesco, Ltd.	311,892
5,200	Legg Mason, Inc.	266,032
7,400	Morgan Stanley	255,818
1,500	Northern Trust Corporation	102,045
6,000	Piper Jaffray Companies, Inc.*	313,440
4,500	Raymond James Financial, Inc.	241,110
3,500	SEI Investments Company	126,560
1,100	State Street Corporation	80,971
2,500	T. Rowe Price Group, Inc.	196,000
21,900	TD Ameritrade Holding Corporation	730,803
2,300	Virtus Investment Partners, Inc.*	399,510
		5,998,059
	Chemicals — 2.1%
4,300	The Dow Chemical Company	225,492
2,000	E.I. du Pont de Nemours & Company	143,520
3,900	Eastman Chemical Company	315,471
2,400	Ecolab, Inc.	275,592
9,400	Huntsman Corporation	244,306
1,700	International Flavors & Fragrances, Inc.	162,996
2,100	LyondellBasell Industries N.V., Class A	228,186
3,000	Monsanto Company	337,530
800	PolyOne Corporation	28,464
6,600	RPM International, Inc.	302,148
3,600	The Scotts Miracle-Gro Company, Class A	198,000
2,100	The Sherwin-Williams Company	459,879
5,400	The Valspar Corporation	426,546
1,700	Westlake Chemical Corporation	147,203
		3,495,333
	Commercial Services & Supplies — 0.5%
6,900	Cintas Corporation	487,071
400	Iron Mountain, Inc.	13,060

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value
LONG-TERM INVESTMENTS — 71.9% (a) (Continued)
COMMON STOCKS — 71.7% (a) (Continued)
	Commercial Services &
	Supplies — 0.5% (Continued)
700	Stericycle, Inc.*	$81,592
2,600	Waste Connections, Inc.	126,152
800	Waste Management, Inc.	38,024
		745,899
	Communications Equipment — 1.1%
800	ARRIS Group, Inc.*	22,684
1,300	Aruba Networks, Inc.*	28,054
15,900	Brocade Communications Systems, Inc.	172,833
2,900	F5 Networks, Inc.*	344,346
700	JDS Uniphase Corporation*	8,960
1,500	Palo Alto Networks, Inc.*	147,150
9,200	QUALCOMM, Inc.	687,884
11,100	Ubiquiti Networks, Inc.*	416,583
		1,828,494
	Construction Materials — 0.2%
2,000	Martin Marietta Materials, Inc.	257,880

	Consumer Finance — 0.8%
4,700	American Express Company	411,438
3,100	Capital One Financial Corporation	253,022
8,800	Discover Financial Services	566,632
		1,231,092
	Electrical Equipment — 0.3%
1,400	Emerson Electric Company	87,612
600	Sensata Technologies Holding N.V.*	26,718
5,600	SolarCity Corporation*	333,760
		448,090
	Electronic Equipment,
	Instruments & Components — 0.5%
3,400	Amphenol Corporation, Class A	339,524
700	Checkpoint Systems, Inc.*	8,561
11,400	Flextronics International, Ltd.*	117,648
5,000	LG Display Company, Ltd. - ADR*	78,750
2,800	Methode Electronics, Inc.	103,236
6,000	Sanmina Corporation*	125,160
		772,879
	Energy Equipment & Services — 0.2%
1,900	Baker Hughes, Inc.	123,614
500	Cameron International Corporation*	33,190
1,200	Schlumberger, Ltd.	122,028
200	Weatherford International plc*	4,160
		282,992
	Financial Services – Diversified — 0.9%
8,700	Berkshire Hathaway, Inc., Class B*	1,201,818
2,400	Moody’s Corporation	226,800
2,200	The NASDAQ OMX Group, Inc.	93,324
		1,521,942
	Food & Staples Retailing — 1.3%
600	The Andersons, Inc.	37,728
8,700	Costco Wholesale Corporation	1,090,284
5,400	CVS Caremark Corporation	429,786
600	United Natural Foods, Inc.*	36,876
4,000	Walgreen Company	237,080
1,500	Wal-Mart Stores, Inc.	114,705
4,700	Whole Foods Market, Inc.	179,117
		2,125,576
	Food Products — 0.8%
3,600	Archer-Daniels-Midland Company	183,960
1,200	The Hain Celestial Group, Inc.*	122,820
2,900	Keurig Green Mountain, Inc.	377,377
1,500	Mead Johnson Nutrition Company	144,330
2,800	Pilgrim’s Pride Corporation*	85,568
1,200	Sanderson Farms, Inc.	105,540
500	TreeHouse Foods, Inc.*	40,250
600	Tyson Foods, Inc., Class A	23,622
6,300	WhiteWave Foods Company*	228,879
		1,312,346
	Health Care Equipment & Supplies — 1.4%
3,000	Abbott Laboratories	124,770
1,400	Align Technology, Inc.*	72,352
1,800	Becton, Dickinson and Company	204,858
3,300	CareFusion Corporation*	149,325
5,000	Edwards Lifesciences Corporation*	510,750
200	Intuitive Surgical, Inc.*	92,364
2,400	Medtronic, Inc.	148,680
11,500	The Spectranetics Corporation*	305,555
3,700	Stryker Corporation	298,775
1,600	Varian Medical Systems, Inc.*	128,192
2,700	Zimmer Holdings, Inc.	271,485
		2,307,106
	Health Care Providers & Services — 2.1%
5,200	Cardinal Health, Inc.	389,584
500	Centene Corporation*	41,355
2,200	Community Health Systems Inc.*	120,538
3,700	Express Scripts Holding Company*	261,331
3,100	Health Net, Inc.*	142,941
3,100	Henry Schein, Inc.*	361,057

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value
LONG-TERM INVESTMENTS — 71.9% (a) (Continued)
COMMON STOCKS — 71.7% (a) (Continued)
	Health Care Providers &
	Services — 2.1% (Continued)
3,200	Humana, Inc.	$416,928
2,500	McKesson Corporation	486,675
900	UnitedHealth Group, Inc.	77,625
3,800	Universal Health Services, Inc., Class B	397,100
2,700	VCA Antech, Inc.*	106,191
4,600	WellPoint, Inc.	550,252
		3,351,577
	Health Care Technology — 0.4%
2,700	athenahealth, Inc.*	355,563
6,200	Cerner Corporation*	369,334
		724,897
	Hotels, Restaurants & Leisure — 4.8%
2,600	Brinker International, Inc.	132,054
1,000	Buffalo Wild Wings, Inc.*	134,270
1,100	Chipotle Mexican Grill, Inc.*	733,249
3,100	Choice Hotels International, Inc.	161,200
1,100	Darden Restaurants, Inc.	56,606
12,400	Domino’s Pizza, Inc.	954,304
2,750	Dunkin’ Brands Group, Inc.	123,255
2,500	El Pollo Loco Holdings, Inc.*	89,775
1,200	Hilton Worldwide Holdings, Inc.*	29,556
3,100	Hyatt Hotels Corporation, Class A*	187,612
2,600	Jack in the Box, Inc.	177,294
3,100	Las Vegas Sands Corporation	192,851
21,900	Marriott International, Inc., Class A	1,530,810
4,200	Marriott Vacations
	Worldwide Corporation*	266,322
900	McDonald’s Corporation	85,329
5,900	MGM Resorts International*	134,402
2,100	Panera Bread Company, Class A*	341,712
1,800	Royal Caribbean Cruises, Ltd.	121,122
10,900	Starbucks Corporation	822,514
7,000	Starwood Hotels &
	Resorts Worldwide, Inc.	582,470
4,300	Wyndham Worldwide Corporation	349,418
1,600	Wynn Resorts, Ltd.	299,328
3,400	Yum! Brands, Inc.	244,732
		7,750,185
	Household Durables — 0.3%
1,900	GoPro, Inc., Class A*	178,030
600	Jarden Corporation*	36,066
3,900	Leggett & Platt, Inc.	136,188
400	Whirlpool Corporation	58,260
		408,544
	Household Products — 0.5%
800	Church & Dwight Company, Inc.	56,128
500	The Clorox Company	48,020
1,900	Colgate-Palmolive Company	123,918
3,500	Energizer Holdings, Inc.	431,235
1,400	The Procter & Gamble Company	117,236
500	WD-40 Company	33,980
		810,517
	Industrial Conglomerates — 0.2%
1,900	3M Company	269,192

	Insurance — 1.3%
2,900	The Allstate Corporation	177,973
2,400	American International Group, Inc.	129,648
900	Aon plc	78,903
5,900	Lincoln National Corporation	316,122
7,900	Marsh & McLennan Companies, Inc.	413,486
2,400	MetLife, Inc.	128,928
3,000	Prudential Financial, Inc.	263,820
5,300	Torchmark Corporation	277,561
2,400	The Travelers Companies, Inc.	225,456
4,100	Unum Group	140,958
		2,152,855
	Internet & Catalog Retail — 4.2%
5,600	Amazon.com, Inc.*	1,805,664
6,600	Ctrip.com International, Ltd. - ADR*	374,616
800	E-Commerce China Dangdang,
	Inc., Class A - SP-ADR*	9,760
6,100	Expedia, Inc.	534,482
2,300	HomeAway, Inc.*	81,650
1,300	Lands’ End, Inc.*	53,456
8,000	Liberty Interactive Corporation, Class A*	228,160
1,800	Liberty TripAdvisor
	Holdings, Inc., Class A*	61,020
1,700	Liberty Ventures, Series A*	64,532
3,500	Netflix, Inc.*	1,579,130
900	The Priceline Group, Inc.*	1,042,722
500	Shutterfly, Inc.*	24,370
9,900	TripAdvisor, Inc.*	905,058
500	Vipshop Holdings, Ltd. - ADS*	94,505
		6,859,125
	Internet Software & Services — 6.5%
6,300	Akamai Technologies, Inc.*	376,740

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value
LONG-TERM INVESTMENTS — 71.9% (a) (Continued)
COMMON STOCKS — 71.7% (a) (Continued)
	Internet Software &
	Services — 6.5% (Continued)
1,300	Alibaba Group Holding, Ltd. - SP-ADR*	$115,505
2,000	Autohome, Inc. - ADR*	84,020
6,200	Baidu, Inc. - SP-ADR*	1,353,026
5,000	Bitauto Holdings, Ltd. - ADR*	390,000
2,300	eBay, Inc.*	130,249
10,400	Facebook, Inc., Class A*	822,016
2,100	Google, Inc., Class A*	1,235,661
4,000	Google, Inc., Class C*	2,309,440
2,000	LinkedIn Corporation, Class A*	415,580
2,400	NetEase, Inc. - ADR	205,584
3,200	SINA Corporation*	131,648
3,200	Sohu.com, Inc.*	160,736
1,800	SouFun Holdings, Ltd. - ADR	17,910
7,500	Twitter, Inc.*	386,850
5,200	VeriSign, Inc.*	286,624
600	Weibo Corporation - SP-ADR*	11,214
11,500	Yahoo!, Inc.*	468,625
1,800	Yandex N.V., Class A*	50,031
3,300	Yelp, Inc.*	225,225
6,000	Youku Tudou, Inc. - ADR*	107,520
4,100	YY, Inc. - ADR*	307,049
8,900	Zillow, Inc., Class A*	1,032,311
		10,623,564
	IT Services — 2.7%
5,000	Broadridge Financial Solutions, Inc.	208,150
4,700	Cognizant Technology Solutions
	Corporation, Class A*	210,419
2,800	DST Systems, Inc.	234,976
5,300	Fidelity National Information
	Services, Inc.	298,390
8,000	Fiserv, Inc.*	517,080
4,800	Gartner, Inc.*	352,656
900	Infosys, Ltd. - SP-ADR	54,441
700	Jack Henry & Associates, Inc.	38,962
10,400	Mastercard, Inc., Class A	768,768
2,800	Paychex, Inc.	123,760
7,100	VeriFone Systems, Inc.*	244,098
6,100	Visa, Inc., Class A	1,301,557
		4,353,257
	Leisure Products — 0.1%
2,800	Hasbro, Inc.	153,986

	Life Sciences Tools & Services — 1.0%
6,400	Affymetrix, Inc.*	51,072
1,500	Agilent Technologies, Inc.	85,470
3,600	Illumina, Inc.*	590,112
1,200	Mettler-Toledo International, Inc.*	307,356
4,900	PAREXEL International Corporation*	309,141
2,900	Thermo Fisher Scientific, Inc.	352,930
		1,696,081
	Machinery — 0.6%
6,700	IDEX Corporation	484,879
2,700	Pall Corporation	225,990
1,700	Snap-On, Inc.	205,836
900	Tennant Company	60,381
		977,086
	Media — 1.4%
4,100	DIRECTV*	354,732
3,500	Discovery Communications,
	Inc., Class C*	130,480
3,300	DISH Network Corporation, Class A*	213,114
1,316	Liberty Global plc, Class A*	55,983
2,086	Liberty Global plc, Series C*	85,557
34,300	Sirius XM Holdings, Inc.*	119,707
6,300	Starz, Class A*	208,404
1,600	Time Warner, Inc.	120,336
900	Twenty-First Century Fox, Inc., Class B	29,979
2,100	Viacom, Inc., Class B	161,574
9,400	The Walt Disney Company	836,882
		2,316,748
	Metals & Mining — 0.2%
11,200	Century Aluminum Company*	290,864

	Multiline Retail — 0.5%
300	Dillard’s, Inc., Class A	32,694
1,000	Dollar General Corporation*	61,110
700	Dollar Tree, Inc.*	39,249
6,800	Macy’s, Inc.	395,624
3,600	Nordstrom, Inc.	246,132
500	Target Corporation	31,340
		806,149
	Multi-Utilities — 0.1%
600	Dominion Resources, Inc.	41,454
700	NiSource, Inc.	28,686
1,600	Sempra Energy	168,608
		238,748
	Oil, Gas & Consumable Fuels — 0.4%
1,600	Carrizo Oil & Gas, Inc.*	86,112

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value
LONG-TERM INVESTMENTS — 71.9% (a) (Continued)
COMMON STOCKS — 71.7% (a) (Continued)
	Oil, Gas & Consumable
	Fuels — 0.4% (Continued)
3,900	Cheniere Energy, Inc.*	$312,117
2,000	Concho Resources, Inc.*	250,780
400	Pioneer Natural Resources Company	78,788
		727,797
	Personal Products — 0.1%
1,500	Medifast, Inc.*	49,245
1,100	Revlon, Inc., Class A*	34,859
		84,104
	Pharmaceuticals — 2.3%
600	AbbVie, Inc.	34,656
500	Actavis plc*	120,640
1,300	AstraZeneca plc - SP-ADR	92,872
4,100	AVANIR Pharmaceuticals, Inc.*	48,872
1,400	Bristol-Myers Squibb Company	71,652
3,400	Dr. Reddy’s Laboratories, Ltd. - ADR	178,670
1,800	Eli Lilly and Company	116,730
1,700	Jazz Pharmaceuticals plc*	272,952
6,300	Johnson & Johnson	671,517
4,952	Mallinckrodt plc*	446,423
4,700	Merck & Company, Inc.	278,616
600	Mylan, Inc.*	27,294
700	Novartis AG - SP-ADR	65,891
300	Perrigo Company plc	45,057
7,700	Pfizer, Inc.	227,689
600	Salix Pharmaceuticals, Ltd.*	93,744
5,500	Sanofi - ADR	310,365
3,900	SciClone Pharmaceuticals, Inc.*	26,871
1,700	Shire plc- ADR	440,385
1,200	Teva Pharmaceutical
	Industries, Ltd. - SP-ADR	64,500
700	Valeant Pharmaceuticals
	International, Inc.*	91,840
		3,727,236
	Professional Services — 0.1%
900	Robert Half International, Inc.	44,100
2,100	TrueBlue, Inc.*	53,046
		97,146
	Road & Rail — 1.7%
2,900	Avis Budget Group, Inc.*	159,181
3,000	Canadian National Railway Company	212,880
800	Canadian Pacific Railway, Ltd.	165,976
6,700	CSX Corporation	214,802
3,200	Hertz Global Holdings, Inc.*	81,248
2,200	Kansas City Southern	266,640
3,300	Norfolk Southern Corporation	368,280
5,100	Old Dominion Freight Line, Inc.*	360,264
2,600	Ryder System, Inc.	233,922
7,000	Union Pacific Corporation	758,940
		2,822,133
	Semiconductors &
	Semiconductor Equipment — 4.1%
800	Ambarella, Inc.*	34,936
1,100	ARM Holdings plc - SP-ADR	48,059
2,600	Avago Technologies, Ltd.	226,200
4,700	Broadcom Corporation, Class A	189,974
6,700	Canadian Solar, Inc.*	239,659
800	Entegris, Inc.*	9,200
10,700	First Solar, Inc.*	704,167
10,500	Integrated Device Technology, Inc.*	167,475
6,500	Intel Corporation	226,330
4,200	Intersil Corporation, Class A	59,682
8,000	KLA-Tencor Corporation	630,240
11,200	Kulicke & Soffa Industries, Inc.*	159,376
3,400	Lam Research Corporation	253,980
3,200	Lattice Semiconductor Corporation*	24,000
3,100	Linear Technology Corporation	137,609
7,000	Micron Technology, Inc.*	239,820
6,400	NVIDIA Corporation	118,080
10,600	NXP Semiconductors N.V.*	725,358
30,400	RF Micro Devices, Inc.*	350,816
15,800	Skyworks Solutions, Inc.	917,190
4,900	SunEdison, Inc.*	92,512
4,700	SunPower Corporation*	159,236
3,300	Synaptics, Inc.*	241,560
4,300	Texas Instruments, Inc.	205,067
25,900	TriQuint Semiconductor, Inc.*	493,913
4,400	Ultra Clean Holdings, Inc.*	39,380
3,000	Yingli Green Energy Holding
	Company, Ltd. - ADR*	9,330
		6,703,149
	Software — 2.0%
1,800	Adobe Systems, Inc.*	124,542
2,500	Autodesk, Inc.*	137,750
9,600	Cadence Design Systems, Inc.*	165,216
2,800	Check Point Software
	Technologies, Ltd.*	193,872

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value
LONG-TERM INVESTMENTS — 71.9% (a) (Continued)
COMMON STOCKS — 71.7% (a) (Continued)
	Software — 2.0% (Continued)
2,600	Citrix Systems, Inc.*	$185,484
6,400	Fortinet, Inc.*	161,696
5,100	Intuit, Inc.	447,015
7,500	Microsoft Corporation	347,700
500	NetSuite, Inc.*	44,770
1,500	Oracle Corporation	57,420
600	Red Hat, Inc.*	33,690
8,000	Salesforce.com, Inc.*	460,240
4,000	Symantec Corporation	94,040
3,700	Synchronoss Technologies, Inc.*	169,386
8,000	Synopsys, Inc.*	317,560
1,100	The Ultimate Software Group, Inc.*	155,661
1,300	VirnetX Holding Corporation*	7,800
1,300	VMware, Inc., Class A*	121,992
24,500	Zynga, Inc., Class A*	66,150
		3,291,984
	Specialty Retail — 2.2%
300	AutoZone, Inc.*	152,898
2,100	Bed Bath & Beyond, Inc.*	138,243
14,000	Best Buy Company, Inc.	470,260
36,000	Borders Group, Inc.*(b)	—
700	Conn’s, Inc.*	21,189
3,500	DSW, Inc., Class A	105,385
2,300	Five Below, Inc.*	91,103
700	Foot Locker, Inc.	38,955
3,400	The Gap, Inc.	141,746
6,600	The Home Depot, Inc.	605,484
2,100	L Brands, Inc.	140,658
2,200	Lithia Motors, Inc., Class A	166,518
11,400	Lowe’s Companies, Inc.	603,288
500	Lumber Liquidators Holdings, Inc.*	28,690
900	PetSmart, Inc.	63,081
1,400	Restoration Hardware Holdings, Inc.*	111,370
2,200	Ross Stores, Inc.	166,276
2,000	Tiffany & Company	192,620
3,900	The TJX Companies, Inc.	230,763
2,300	Williams-Sonoma, Inc.	153,111
		3,621,638
	Technology Hardware,
	Storage & Peripherals — 3.7%
5,400	3D Systems Corporation*	250,398
46,700	Apple, Inc.	4,705,025
6,000	Hewlett-Packard Company	212,820
1,200	NetApp, Inc.	51,552
6,100	SanDisk Corporation	597,495
1,700	Stratasys, Ltd.*	205,326
400	Western Digital Corporation	38,928
		6,061,544
	Telecommunication Services –
	Diversified — 0.0%
4,800	8x8, Inc.*	32,064

	Textiles, Apparel &
	Luxury Goods — 1.5%
1,800	Deckers Outdoor Corporation*	174,924
2,500	Gildan Activewear, Inc.	136,800
7,900	Hanesbrands, Inc.	848,776
2,100	lululemon athletica, Inc.*	88,221
1,700	Michael Kors Holdings, Ltd.*	121,363
3,000	NIKE, Inc., Class B	267,600
3,700	Under Armour, Inc., Class A*	255,670
8,600	VF Corporation	567,858
		2,461,212
	Thrifts & Mortgage Finance — 0.0%
4,900	Bank Mutual Corporation	31,409

	Tobacco — 0.1%
6,570	Vector Group, Ltd.	145,722

	Trading Companies &
	Distributors — 0.4%
2,200	Fastenal Company	98,780
1,800	United Rentals, Inc.*	199,980
1,600	W.W. Grainger, Inc.	402,640
		701,400
	Wireless Telecommunication
	Services — 0.2%
2,400	SBA Communications
	Corporation, Class A*	266,160
	TOTAL COMMON STOCKS
	(cost $79,366,606)	116,824,122

PUBLICLY TRADED PARTNERSHIPS — 0.1% (a)
	Auto Components — 0.1%
800	Icahn Enterprises L.P.	84,672
	TOTAL PUBLICLY
	TRADED PARTNERSHIPS
	(cost $60,167)	84,672

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2014

Shares		Value
LONG-TERM INVESTMENTS — 71.9% (a) (Continued)
REITS — 0.1% (a)
	Real Estate Investment Trusts — 0.1%
1,200	Regency Centers Corporation	$64,596
1,100	Sovran Self Storage, Inc.	81,796
	TOTAL REITS (cost $128,751)	146,392

WARRANTS — 0.0% (a)
3,150	American International Group, Inc.,
	Expiration Date - 01/19/21,
	Exercise Price - $45.00*	75,285
	TOTAL WARRANTS
	(cost $47,259)	75,285
	TOTAL INVESTMENTS — 71.9%
	(cost $79,602,783)	117,130,471
	Cash and receivables,
	less liabilities — 28.1%(a)	45,799,954
	TOTAL NET ASSETS — 100.0%	$162,930,425

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)
This security was fair valued as determined by the adviser using procedures approved by the Board of Directors and is classified as level 3.  As of September 30, 2014, the value of this security was $0 which represents 0.0% of total net assets.

ADR – Unsponsored American Depositary Receipt
ADS – American Depositary Share
AG – German Corporation
L.P. – Limited Partnership
N.V. – Dutch Public Limited Liability Co.
plc – Public Limited Company
SP-ADR – Sponsored American Depositary Receipt

The Global Industry Classification Standard (“GICS®”) was developed by and or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $12,388)	$1,832,827
Total investment income	1,832,827

EXPENSES:
Management fees	1,953,054
Transfer agent fees	306,499
Administrative and accounting services	259,778
Distribution fees	242,776
Custodian fees	85,858
Insurance expense	69,045
Printing and postage expense	49,298
Professional fees	41,509
Registration fees	38,597
Board of Directors fees	28,000
Chief Compliance Officer fees	25,000
Overdraft fees	2,426
Other expenses	5,772
Total expenses	3,107,612
NET INVESTMENT LOSS	(1,274,785)
NET REALIZED GAIN ON INVESTMENTS	36,109,347
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS	(13,952,558)
NET GAIN ON INVESTMENTS	22,156,789
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,882,004

The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2014 and 2013

	2014	2013
OPERATIONS:
Net investment loss	$(1,274,785)	$(399,151)
Net realized gain on investments	36,109,347	11,866,899
Net change in unrealized appreciation (depreciation) on investments	(13,952,558)	26,278,715
Net increase in net assets resulting from operations	20,882,004	37,746,463
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net capital gains ($3.37552 per share and $0.62743 per share, respectively)	(9,569,666)	(1,885,775)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (368,942 and 827,098 shares, respectively)	27,454,429	52,428,676
Net asset value of shares issued in distributions reinvested (122,033 and 31,377 shares, respectively)	9,048,741	1,783,482
Cost of shares redeemed (1,224,594 and 1,132,566 shares, respectively)	(90,763,759)	(70,266,908)
Net decrease in net assets derived from Fund share activities	(54,260,589)	(16,054,750)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,948,251)	19,805,938
NET ASSETS AT THE BEGINNING OF THE YEAR	205,878,676	186,072,738
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment loss of $(78) and $(61,264), respectively)	$162,930,425	$205,878,676

The accompanying notes to financial statements are an integral part of these statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Year Ended September 30,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$71.45	$58.97	$46.50	$48.29	$41.87
Income from investment operations:
Net investment loss (a)	(0.49)	(0.14)	(0.19)	(0.27)	(0.25)
Net realized and unrealized gains (losses) on investments	8.28	13.25	12.66	(1.52)	6.67
Total from investment operations	7.79	13.11	12.47	(1.79)	6.42
Less distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gains	(3.38)	(0.63)	—	—	—
Total from distributions	(3.38)	(0.63)	—	—	—
Net asset value, end of year	$75.86	$71.45	$58.97	$46.50	$48.29

TOTAL RETURN	11.01%	22.50%	26.82%	(3.71%)	15.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$162,930	$205,879	$186,073	$199,183	$116,043
Ratio of expenses (after reimbursement) to average net assets	1.59%	1.58%	1.53%	1.55%	1.80%
Ratio of net investment loss to average net assets	(0.65%)	(0.21%)	(0.34%)	(0.49%)	(0.55%)
Portfolio turnover rate	102%	133%	99%	55%	80%

(a)	Amount calculated based on average shares outstanding throughout the year.

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2014

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well- established growth companies commonly referred to as “blue chip” companies.

The following is a summary of the Fund’s pricing procedures.  It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded on the Nasdaq National Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

(1)	Summary of Significant Accounting Policies — (Continued)

which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2014, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1—Common Stocks	$116,824,122
Publicly Traded Partnerships	84,672
REITS	146,392
Warrants	75,285
Total Level 1	117,130,471
Level 2—	—
Level 3—Common Stocks	0	*
Total	$117,130,471	**

It is the Fund’s policy to recognize transfers between levels at the end of the quarterly reporting period. For the year ended September 30, 2014, there were no transfers between levels.

*
The security classified as Level 3 is a result of the company filing for bankruptcy and no additional observable inputs being available as of September 30, 2014. The security was classified as Level 3 as of September 30, 2013, and there was no change in value from September 30, 2013 to September 30, 2014.

**	Please refer to the Schedule of Investments to view common stocks, publicly traded partnerships, REITS and warrants segregated by industry type.

(b)	Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

(1)	Summary of Significant Accounting Policies — (Continued)

(c)
The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2014, the following table shows the reclassifications made:

Accumulated Net	Accumulated Undistributed Net
Investment Loss	Realized Gain on Investments	Capital Stock
$1,335,971	$(1,458,889)	$122,918

(e)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2014. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2014, open Federal tax years include the tax years ended September 30, 2011 through 2014. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the year ended September 30, 2014, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser and manager. The sole owner of RCM is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the year ended September 30, 2014.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2014

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date.

(4)	Investment Transactions —

For the year ended September 30, 2014, purchases and proceeds of sales of investment securities (excluding short-term securities) were $189,941,077 and $299,340,370, respectively. There were no purchases or sales of U.S. Government Securities.

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2014:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$81,535,247	$39,541,103	$(3,945,879)	$35,595,224	$2,431,262	$30,675,657

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2014 and 2013 are:

September 30, 2014		September 30, 2013
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gains	Income	Capital Gains
Distributions	Distributions	Distributions	Distributions
$1,157,907	$8,411,759	$ —	$1,855,775

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2014.

As of September 30, 2014, the Fund did not have a post-October capital loss or a capital loss carryforward.

The Fund designated 100% of dividends declared and paid during the year ended September 30, 2014 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 100% of dividends declared and paid during the year ended September 30, 2014 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

Reynolds Blue Chip Growth Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
  Reynolds Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynolds Funds, Inc. comprising Reynolds Blue Chip Growth Fund (the “Fund”) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reynolds Blue Chip Growth Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
November 25, 2014

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS (Unaudited)

Other
		Term of		# of Funds	Directorships
	Position(s)	Office and		in Complex	Held by
Name, Age	Held with	Length of	Principal Occupation(s)	Overseen	Director
and Address	the Fund	Time Served	During Past Five Years	by Director	or Officer

Non-Interested Directors:

Dennis N. Moser, 72	Director	Indefinite Term	Mr. Moser is a partner in Glenbrook Partner,	1	None
77 Stockbridge		Since 2002	LLC, a payments consulting firm.
Atherton, CA 94027

Robert E. Stauder, 84	Director	Indefinite Term	Mr. Stauder is retired. He was a principal of	1	None
436 Casabonne Lane		Since 1988	Robinson Mills + Williams, an architectural
Sonoma, CA 95476			and interior design firm, from 1991 until 1996.

Interested Director:

Frederick L. Reynolds,* 72	Director,	Indefinite Term	Mr. Reynolds is the sole owner of	1	None
3565 South Las Vegas		Since 1988	the Adviser, which business commenced in 1985.
Blvd. #403	President	One Year Term
Las Vegas, NV 89109	and	Since 1988
Treasurer

Other Officer:

N. Lynn Bowley, 56	Chief	At Discretion	Mr. Bowley has been a Compliance Officer for	N/A	None
Northern Lights	Compliance	of Board	Northern Lights Compliance Services, LLC,
Compliance Services, LLC	Officer	Since 2007	(f/k/a) Fund Compliance Services, LLC, since
17605 Wright Street			2007.
Omaha, NE 68130

__________
*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director of the Company by reason of his being an officer of the Company and the sole owner of the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Reynolds Funds, Inc.

PRIVACY POLICY (Unaudited)

We collect the following nonpublic personal information about you:

•Information we receive from you on or in applications or other forms, correspondence or conversations.

•Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-773-9665 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
DENNIS N. MOSER
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
3565 South Las Vegas Boulevard, #403
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN FUND AUDIT SERVICES, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$15,000	$14,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Reynolds Funds, Inc.

By (Signature and Title)*   /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date   November 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Frederick L. Reynolds
Frederick L. Reynolds, President and Treasurer

Date    November 28, 2014

* Print the name and title of each signing officer under his or her signature.